VALIC COMPANY I
Supplement to the Prospectus dated October 1, 2009
Core Value Fund
In the section titled “About VC I’s Management — Investment Sub-Advisers — American Century Investment Management, Inc. and American Century Global Investment Management, Inc. (collectively “American Century”),” the disclosure with respect to John Schniedwind is deleted in its entirety effective March 31, 2010. Kurt Borgwardt, Lynette Pang and Zili Zhang will continue to serve as portfolio managers of the Fund.
Large Cap Core Fund, Small Cap Special Values Fund and Small-Mid Growth Fund
Effective April 1, 2010, Evergreen Investment Management Company, LLC (“Evergreen”), which had been serving as the investment sub-adviser to the Large Cap Core Fund, Small Cap Special Values Fund and Small-Mid Growth Fund (the “Funds”), assigned all of its rights, duties and obligations under the Investment Sub-Advisory Agreement, dated as of December 31, 2008, by and between The Variable Life Insurance Company (“VALIC”) and Evergreen, to its affiliate, Wells Capital Management Incorporated (“Wells Capital”). Evergreen and Wells Capital are both indirect wholly-owned subsidiaries of Wells Fargo & Company. As a result of the assignment on April 1, 2010, Wells Capital became the investment sub-adviser to each of the Funds.
All references in the prospectus to Evergreen are amended to reflect Wells Capital and that Wells Capital is an investment sub-adviser to the Funds. In the section titled “About VC I’s Management — Investment Sub-Advisers — Evergreen Investment Management Company, LLC,” the disclosure with respect to Evergreen is deleted it its entirety. In the section titled “About VC I’s Management — Investment Sub-Advisers — Wells Capital Management Incorporated,” the disclosure with respect to Wells Capital is amended to add the following:
Walter McCormick, CFA, is the lead portfolio manager and Emory (Sandy) Sanders, CFA, is a portfolio manager of the Large Cap Core Fund. Mr. McCormick is a Managing Director, Senior Portfolio Manager, and Head of the Large Cap Value/Core Equity team of Wells Capital’s Equity Management group. He returned to Wells Capital’s predecessor in 2002. Mr. McCormick has been working in the investment management field since 1970. Mr. Sanders is a Director, Portfolio Manager and Senior Equity Analyst with the Large Cap Equity Research team of Wells Capital’s Equity Management group. His responsibilities include the analysis of technology securities, specializing in telecommunications equipment, internet software, and electronic manufacturing service companies. He also is the Consumer Staples Research Team leader, with direct coverage including packaged foods, personal care, household goods, and tobacco. He has been with Wells Capital or one of its predecessor firms since 1997. Mr. Sanders has been working in the investment management field since 1997. Messrs. McCormick and Sanders each hold the Chartered Financial Analyst designation.
Wells Capital is responsible for managing approximately 50% of the assets of the Small Cap Special Values Fund. Wells Capital’s portion of the Fund’s assets is managed by James M. Tringas, CFA. Mr. Tringas is a Managing Director and Senior Portfolio Manager with the Small Cap Value team of Wells Capital’s Equity Management group. He has been with Wells Capital or one of its predecessor firms since 1994. Mr. Tringas has been working in the investment management field since 1994. He holds the Chartered Financial Analyst designation.
The Small-Mid Growth Fund is managed by two investment teams, the Small/Mid Growth Equity team and the Small Cap Growth Equity team. The Small/Mid Growth Equity team includes Robert Junkin, CPA, and Lori S. Evans, CFA. The Small Cap Growth Equity team includes Linda Z. Freeman, CFA, Jeffrey S. Drummond, CFA, Jeffrey Harrison, CFA, Edward Rick IV, CFA and Paul Carder, CFA. The lead portfolio managers of the Fund are Mr. Junkin, assisted by Ms. Evans, and Ms. Freeman and Mr. Drummond, assisted by Messrs. Rick, Harrison and Carder.
Mr. Junkin, CPA, is a Managing Director and Senior Portfolio Manager on the Small/Mid Growth Equity team with Wells Capital’s Equity Management group. He has been with Wells Capital or its predecessor since 2007. Previously, he served as a Vice President and Portfolio Manager with MFC Global Investment

Management where he was responsible for the John Hancock Health Sciences Fund (2005 to 2007) and as a co-manager for the Large Cap Equity Portfolio (2003-2007). Mr. Junkin has been working in the investment industry since 1992. Ms. Evans is a Senior Analyst on the Small/Mid Growth Equity team with Wells Capital’s Equity Management group. She has been with Wells Capital or its predecessor since 1998, when she began her investment industry career. She holds the Chartered Financial Analyst designation.
Ms. Freeman is a Managing Director and Senior Portfolio Manager with the Small Cap Growth Equity team of Wells Capital’s Equity Management group. Her responsibilities include primarily the health care and consumer sectors of the market. Ms. Freeman has been with Wells Capital or one of its predecessor firms since 1991. She has been working in the investment management field since 1979. Mr. Drummond is a Managing Director and Senior Portfolio Manager with the Small Cap Growth Equity team of Wells Capital’s Equity Management group. His responsibilities include focusing primarily on the technology sector of the market. Mr. Drummond has been with Wells Capital or one of its predecessor firms since 1988. He has been working in the investment management field since 1988. Mr. Rick is a Director and Portfolio Manager with Wells Capital’s Small Cap Growth Equity team. His responsibilities include the health care technology and biotechnology industries. Mr. Rick has been with Wells Capital or one of its predecessor firms since 1994. He has been working in the investment management field since 1994. Mr. Harrison is a Director and Portfolio Manager with Wells Capital’s Small Cap Growth Equity team. His research responsibilities include the telecommunication, information technology, media and finance sectors. Mr. Harrison has been with Wells Capital or one of its predecessor firms since 1997. He has been working in the investment management field since 1994. Mr. Carder is a Director and Portfolio Manager with the Small Cap Growth Equity team of Wells Capital’s Equity Management group. His responsibilities include analysis and portfolio management of the industrial, materials, capital goods, energy, and transportation stocks. Mr. Carder has been with Wells Capital or one of its predecessor firms since 2004. He has been in the investment management field since 2000. Ms. Freeman and Messrs, Drummond, Rick, Harrison and Carder hold the Chartered Financial Analyst designation.
Date: May 7, 2010